UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006
GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11632	06-1356481
_______________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
_____________________________________________________	_________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 333-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2006, Great American Financial Resources, Inc. ("GAFRI") reported its financial results for the third quarter and first nine months ended September 30, 2006. A copy of this press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99	Press Release, dated as of November 6, 2006, reporting GAFRI's results for the third quarter ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: November 7, 2006	By:/s/ Christopher P. Miliano
Christopher P. Miliano
Chief Financial Officer